PGIM Floating Rate Income ETF Annual Fund Operating Expenses - PGIM Floating Rate Income ETF - No Share Class	Aug. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.72%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.72%	[1]

[1]	The Fund engaged in reverse repurchase agreement transactions during the most recent fiscal period. Interest expense attributable to these transactions was approximately 0.11%, which, if included in the Fund’s “Total annual Fund operating expenses” shown in the fee table above, would have increased the Total annual Fund operating expenses from 0.72% to 0.83%. This interest expense is not reflected in the fee table above as the expense is not anticipated to recur during the next fiscal year. The interest expense is reported in the Fund’s audited financial statements for the year ended August 31, 2025.